Exhibit 99.1

“We Will Become A Leading Global Marketer, Producer And Supplier Of High-Quality, Low-Cost Fertilizer Products And Services, Creating Sustained Value For Shareholders, Customers And Employees.” CF Industries Holdings, Inc. NYSE: CF 2008 Global Fertilizer Conference April 2, 2008

2 For CF Industries Today . . . Stephen R. Wilson Chairman, President & CEO

3 Safe Harbor Statement Certain statements contained in this presentation may constitute "forward-looking statements" within the meaning of federal securities laws. All statements in this presentation, other than those relating to historical information or current condition, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. These risks and uncertainties include: the relatively expensive and volatile cost of North American natural gas; the cyclical nature of our business; changes in global fertilizer supply and demand and its impact on markets and selling prices; the nature of our products as global commodities; intense global competition in the consolidating markets in which we operate; conditions in the U.S. agricultural industry; weather conditions; our inability to accurately predict seasonal demand for our products; the concentration of our sales with certain large customers; the impact of changing market conditions on our forward pricing program; the reliance of our operations on a limited number of key facilities; the significant risks and hazards against which we may not be fully insured; reliance on third party transportation providers; unanticipated adverse consequences related to the expansion of our business; our inability to expand our business, including the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our inability to obtain or maintain required permits and governmental approvals; acts of terrorism; difficulties in securing the supply and delivery of raw materials we use and increases in their costs; losses on our investments in securities; loss of key members of management and professional staff; and the other risks and uncertainties included from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements.

4 Today’s Presentation • A quick overview of CF Industries • Our strong fourth quarter and 2007 performance • Our outlook for spring and beyond • CF Industries’ ability to capitalize on that outlook

5 A Quick Overview of CF Industries • A leading North American manufacturer and distributor of nitrogen and phosphate fertilizer • The two largest nitrogen fertilizer complexes in North America, including Canada’s largest at Medicine Hat, Alberta • A large, integrated phosphate operation in Central Florida, with excellent reserve position

6 A Quick Overview of CF Industries • Extensive Corn Belt based distribution system • Corn Belt* market share in fertilizer year 2006: – 26% nitrogen – 19% phosphate • Global growth platform via KEYTRADE acquisition *ND, SD, NE, MN, IA, MO, IL, OH, IN & WI

7 $135.4 $8.0 0 20 40 60 80 100 120 140 160 2006 2007 $852.5 $526.4 0 100 200 300 400 500 600 700 800 900 2006 2007 A Best-Ever 2007 Performance An Outstanding Fourth Quarter Sales Millions of Dollars Earnings Millions of Dollars

8 $2,032.9 $2,756.7 0 500 1,000 1,500 2,000 2,500 3,000 2006 2007 A Best-Ever 2007 Performance Company announced five-fold increase in quarterly dividend to $0.10 An Outstanding 2007 $33.3 $372.7 0 50 100 150 200 250 300 350 400 2006 2007 Sales Millions of Dollars Earnings Millions of Dollars

9 A Robust First Half Outlook • Record crop prices should spur strong planting • For phosphate, global demand is strong and worldwide supply is tight • For nitrogen, corn acreage may decline, but higher acreage for other crops, plus increased application rates, should be offsets

10 Spring Weather – Not Unusual – Is Wet !! Palmer Drought Index Long-Term (Meteorological) Conditions March 9, 2008 - March 15, 2008 National Climatic Data Center, NOAA based on data provided by the Climate Prediction Center, NOAA extreme drought severe drought moderate drought mid-range moderately moist very moist extremely moist -4.00 and below -3.00 to -3.99 -2.00 to -2.99 -1.99 to +1.99 +2.00 to +2.99 +3.00 to +3.99 +4.00 and above

11 • World-scale manufacturing facilities • Strategically located, flexible distribution system • Long-standing customer relationships • Leading positions in key U. S. Corn Belt states (26% nitrogen, 19% phosphate) • Forward Pricing Program (FPP) • Strong financial position Can CF Industries Capitalize on This Opportunity?

12 Nitrogen – World Class and Flexible • North America’s two largest nitrogen complexes: efficient and operated with a “continuous improvement” philosophy • “Make versus buy” capability at Donaldsonville Nitrogen Complex allows import product to supplement or replace production • Ability to shift between urea and UAN, based on market conditions • “Dial up” capabilities • High on-stream factors to capitalize on demand Donaldsonville, LA Medicine Hat, Alberta

13 Phosphate: ‘Uncharted Waters’ • World phosphate markets are extremely tight, with growing demand and no significant new capacity before 2010/2011 • U.S. is net exporter of phosphate, with approximately 25 percent of world phosphate supply

14 • CF Industries operates a balanced, productive phosphate business in Central Florida • Phosphate rock mine and beneficiation plant are industry’s newest We Are 100% Self-Sufficient in Phosphate Rock with Strong Reserve Position Phosphate: ‘Uncharted Waters’

15 • De-bottlenecking at Plant City chemical plant in ‘07 added approximately 60,000 tons more product for ‘08 • Complex now has 2.1 million tons of DAP and MAP capacity • Port of Tampa facilities provide access to export markets Phosphate: ‘Uncharted Waters’

16 0 100 200 300 400 500 600 700 800 900 1,000 J J02 J J03 J J04 J J05 J J06 J J07 J J08 Sulfur Rock Ammonia Upgrading Phosphate Market Has Tightened Dramatically Source: FMB Group DAP (price$/short ton Florida) Estimated cost for non-integrated producer June 2001 - Current Skyrocketing sulfur and rock prices have pushed production costs up, especially for non-integrated producers

17 Industry Leading Flexibility in Distribution • One of the industry’s largest networks of terminals and warehouses, many with access to multiple transportation modes • Ability to serve Midwestern ammonia terminals and urea warehouses from either nitrogen complex • In-market storage capacity is approximately 1.2 million tons for nitrogen and 200,000 tons for phosphate • Well positioned to serve ‘Ethanol Belt’ Fertilizer Intensity Medicine Hat Low High Donaldsonville Nitrogen Manufacturing Complex Ammonia Terminal Ammonia Terminal & UAN Terminal UAN Terminal Urea & Phosphate Warehouse

18 Innovative Forward Pricing Program • Locks in assured supply and price for customers – and assured nitrogen margins for CF Industries • Prices and margins aren’t based on formula – they reflect our expectations for market conditions • Our forward prices for phosphate – and our “appetite” for phosphate FPP business – reflect higher sulfur and ammonia costs

19 An Optimistic ‘Present,’ But What about The Future?

20 Specific Strategic Initiatives: Uranium Recovery • Uranium recovery opportunity at Plant City Phosphate Complex – Extracted from phosphate fertilizer production – Key is procuring long-term supply contracts with utilities – Economic returns promising

21 • On November 19, CF Industries won bidding for natural gas pact in Perú • Proposed facility is world-scale nitrogen complex • Markets in region include Perú, Central & South America, and Mexico Specific Strategic Initiatives: Proposed Nitrogen Complex in Perú

22 • Acquisition of 50 percent of KEYTRADE, 3 million tonne per year global fertilizer trader • Markets fertilizer in 65 nations • Acquisition provides established, extensive global platform to pursue growth and diversification • Presence in Perú and rest of Central & South America Specific Strategic Initiatives: Global Platform for Marketing & Sourcing

23 Specific Strategic Initiatives: Gasification Project • Gasification/ammonia complex at Donaldsonville Nitrogen Complex – Reduce dependence on North American natural gas by converting substantial portion of complex to low-cost petcoke/coal blend – Increase operational flexibility – Evaluating alternative technologies and configurations

24 Positioned to Win • Worldwide demand for grain has created robust crop pricing and fertilizer demand • Absent weather problems, overall planting could be even stronger in ’08 • CF Industries is well positioned to adapt and capitalize on today’s opportunity

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26 APPENDIX

27 Innovative Forward Pricing Program > 52% N and 41% P sold under FPP in Q1 ‘07 Challenge • Natural gas and nitrogen fertilizer prices are highly volatile Benefits • Margin certainty • Improved production scheduling • Reduced inventory risk • Enhanced liquidity • Integration with customers Solution • Customers purchase product forward • CF locks in margin by fixing natural gas costs • Substantial customer deposit > 70% N and 43% P sold under FPP in Q2 ‘07 > 53% N and 45% P sold under FPP in Q3 ‘07 > 80% N and 39% P sold under FPP in Q4 ‘07

28 Demand Growth Is a Global Phenomenon 0 200 400 600 800 1000 1200 90 92 94 96 98 00 02 04 06 08 10 12 14 Source: USDA Rest of World EU China U.S. Growth: 1.5% Growth: 3.6% MM Metric Tons Coarse Grain Consumption Wild cards: China, world economic growth, energy prices

29 World Coarse Grain Ending Stocks (MM Tonnes) 0 50 100 150 200 250 96 97 98 99 00 01 02 03 04 05 06 07 08 09 Source: USDA Note: Certain columns/rows may not “tie” due to “rounding” U.S. China Rest of World CF Fct. 1998 2001 2004 2007 United States 51.4 45.0 58.8 39.4 China 123.4 85.6 37.0 29.5 EU-27 25.1 22.3 25.1 12.5 FSU 4.5 11.4 7.2 4.5 L. America 8.8 9.5 15.4 15.0 Rest of World 24.8 24.5 34.9 27.5 Total 237.9 198.3 178.4 128.4

30 Growth in U.S. Corn Demand Has Accelerated Billion Bushels Source: USDA 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 91 93 95 97 99 01 03 05 07 09 Exports Ethanol Food & Industrial Feed Ethanol and rising standards of living, especially in India and China, are driving growth Growth: 1.6% Growth: 4.7%

31 Continued Growth for Ethanol • Margins for ethanol are positive, thanks to increased prices for ethanol and DDGs • U.S. renewable Fuel Standard mandates 15 billion gallons of corn-based ethanol by 2015 • Capacity today is 7.9 billion gallons, with 5.6 billion more due to come on stream by end of ’08 • Process technology/logistical improvements are ongoing Corn demand for ethanol should increase from 3.2 billion bushels in’07 to 4.8 billion in ‘09

32 U.S. Corn Demand for Ethanol Production Billion Bushels Source: USDA, Doane % of Production Marketing Years 0.0 1.0 2.0 3.0 4.0 5.0 6.0 1995 1997 1999 2001 2003 2005 2007 2009 2011 0% 5% 10% 15% 20% 25% 30% 35% 40%

33 0.00 2.00 4.00 6.00 8.00 10.00 12.00 2000 2001 2002 2003 2004 2005 2006 2007F Source: USDA Marketing Year Record High Record High Record High Soybeans Wheat Corn U.S. Average Farm Level Crop Prices ($/Bushel) The Markets

34 Demand-Driven Environment Supported Strong Nitrogen Pricing (World Nitrogen Price Index: Average 2002 = 100) 0 100 200 300 400 500 J02 J03 J04 J05 J06 J07 J08 NH3 Urea Source: FMB Group January 2002 – Current Price Index

35 World Nitrogen Market Is Tighter than Previous Cycles (World Nitrogen Surplus) 0 2 4 6 8 10 12 14 90 92 94 96 98 00 02 04 06 08 10 Calendar Years Source: Fertecon, CF Industries Although excess capacity is coming on stream, surplus is not expected to match peaks of previous two cycles Million tonnes

36 World Phosphate Market Is Tighter than Nitrogen 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 07 08 09 10 11 Capacity Increase Demand Increase Calendar Years Source: Fertecon, CF Industries MM tonnes of P2O5

37 The Battle for Acreage is On! U.S. Planted Acreage – Major Crops (MM Acres) Source: USDA, CF Industries Projected Change 2006 2007 2008 2007-08 Corn 78.3 93.6 86.0 -7.6 Wheat 57.3 60.5 63.8 3.3 Soybeans 75.5 63.7 74.7 11.0 Cotton 15.3 10.9 9.2 -1.7 Other 89.5 91.5 87.3 -4.2 Total 315.9 320.2 321.0 0.8

38 East European Nitrogen Capacity and Exports (000/Tonnes) Source: Fertecon, CF Note: Certain columns/rows may not “tie” due to “rounding” Nitrogen Capacity Ammonia Urea UAN AN Total N Lithuania 853 82 9 352 129 572 Bulgaria 929 16 25 0 94 135 Poland 2,446 123 58 200 51 432 Romania 2,276 25 437 200 119 781 Ukraine 4,964 1,394 1,622 56 306 3,378 Russia 10,995 3,034 2,174 288 1,034 6,529 Total 22,463 4,674 4,324 1,096 1,732 11,826 World Trade

39 Increased Productivity at Florida Phosphate Operation Natural Gas and Capacity Gains at Medicine Hat Total Tons P2O5 Produced Per Employee 1,100 1,150 1,200 1,250 1,300 1,350 1,400 1,450 1,500 1,550 1,600 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 MMBtu of Natural Gas Per Ton 30.00 31.00 32.00 33.00 34.00 35.00 36.00 37.00 38.00 39.00 40.00 1980 1981 1982 1983 1984 1985 1986 1986 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 We Are Committed to Continuous Improvement

40 Steady Efficiency Improvements at Donaldsonville * Representative of complex’s four ammonia plants DONALDSONVILLE AMMONIA NO. 3 PLANT MMBTU/TON * 31.5 32.0 32.5 33.0 33.5 34.0 34.5 35.0 35.5 36.0 1980 1985 1990 1995 2000 2005 2010 YEAR MMBTU/TON Significantly less natural gas per product ton We Are Committed to Continuous Improvement

CAMISEA PROJECT GENERAL DESCRIPTION 41